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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                           ----------------------




                                 FORM 8-K




                              CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


      Date of Report (date of earliest event reported):   March 27, 2002
                                                          --------------



                              CBRL GROUP, INC.


         Tennessee                     0-25225               62-1749513
         ---------                     -------               ----------
(State or Other Jurisdiction   (Commission File Number)   (I.R.S. Employer
     of Incorporation)                                   Identification No.)


                 305 Hartmann Drive, Lebanon, Tennessee 37087

                               (615) 444-5533




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements.  None.

         (b) Pro Forma Financial Information.  None.

         (c) Exhibits. See Exhibit Index immediately following the signature page hereto.


ITEM 9.  REGULATION FD DISCLOSURE.

     On March 27, 2002 and March 28, 2002, CBRL Group, Inc. issued the press releases that are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K, which by this reference are incorporated herein as if copied verbatim, with respect to the proposed sale of its 30-year zero-coupon senior notes that are convertible into shares of CBRL common stock.















                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 29, 2002               CBRL GROUP, INC.



                                     By: /s/ James F. Blackstock
                                        ------------------------------------
                                     Name:  James F. Blackstock
                                     Title: Senior Vice President, Secretary
                                            and General Counsel











                               EXHIBIT INDEX

Exhibit No.     Description                                       Page No.
-----------     -----------                                       --------

99.1            Press Release issued by CBRL Group, Inc. on          5
                March 27, 2002.

99.2            Press Release issued by CBRL Group, Inc. on          7
                March 28, 2002.